UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2013

Supernus Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of Incorporation)

0-50440	20-2590184
(Commission File Number)	(IRS Employer Identification No.)

1550 East Gude Drive, Rockville MD	20850
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (301) 838-2500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01            Other Events

            On June 27, 2013, Supernus Pharmaceuticals, Inc. (“Supernus”) issued a press release announcing that on June 26, 2013 it received a Paragraph IV Notice Letter from Watson Laboratories, Inc. ("Watson") advising

1454701.2

Supernus of the filing by Watson of an Abbreviated New Drug Application seeking approval for oxcarbazepine extended-release tablets.  Supernus is currently reviewing the details of this Notice Letter and intends to vigorously enforce its intellectual property rights relating to Oxtellar XR. The product is currently protected by two issued patents that are listed in the FDA’s Orange Book.  A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01            Financial Statements and Exhibits

(d)        Exhibits

The following document is furnished as an Exhibit pursuant to Item 8.01 hereof:

Exhibit 99.1     –    Press Release Dated June 27, 2013.

_________________________________________________________________________________________

1454701.2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERNUS PHARMACEUTICALS, INC.

DATED:  July 2, 2013By:  /s/   Gregory S. Patrick

Gregory S. Patrick

Vice-President and Chief Financial Officer

1454701.2

EXHIBIT INDEX

NumberDescription

99.1Press Release dated June 27, 2013.                                                            Attached

1454701.2